EXHIBIT 99

          US AIRWAYS GROUP REPORTS THIRD QUARTER RESULTS

 Company Has $90 Million Net Loss; $245 Million Improvement Over
                             2002

                 Mainline Unit Revenue Up 7.8%

           Company Begins Trading on the NASDAQ as UAIR

     ARLINGTON, Va., Oct. 21, 2003 -- US Airways Group, Inc. (NASDAQ: UAIR) today reported a third quarter 2003 net loss of $90 million compared to a net loss of $335 million for the third quarter 2002, which is a $245 million improvement over the third quarter 2002.

     The third quarter 2003 pretax loss of $91 million compares to a pretax loss of $373 million for the third quarter of 2002, which is a $282 million improvement. Quarterly results for the prior year quarter included unusual items primarily related to the company's bankruptcy and are described in Note 4 below. Excluding the unusual items in the prior year, the pretax loss for the third quarter of 2002 was $262 million.

     "While we continue to make significant progress in an industry that is showing some signs of recovery, we simply cannot be satisfied with losing less money than before when the goal is to be profitable and successful," said US Airways President and Chief Executive Officer David N. Siegel. "The rapid growth of low-cost competitors coupled with dramatic and fundamental changes in corporate travel practices present even greater challenges going forward. Our plan must continue to evolve and adapt to the difficult environment we face."

     The third quarter 2003 US Airways mainline revenue per available seat mile (RASM) of 10.56 cents was up 7.8 percent compared to the third quarter of 2002. The US Airways system mainline passenger revenue per available seat mile (PRASM) of
9.41 cents was up 7.4 percent year-over-year for the quarter. Domestically, PRASM grew 10.1 percent. US Airways Senior Vice President of Marketing and Planning B. Ben Baldanza said that he was "encouraged by the PRASM improvement and with the addition of regional jets to the mix, year-over-year group system PRASM increased by 9.7 percent." This measure includes all the passenger revenue and ASMs generated by mainline and US Airways Express operated aircraft as well as third-party operated regional jets.

     Available seat miles (ASMs) declined 10.2 percent during the third quarter, while revenue passenger miles (RPMs) declined 3.8 percent. The passenger load factor of 76.9 percent was 5.1 percentage points higher than the same period last year. For the quarter, US Airways Inc.'s mainline operations carried 10.6 million passengers, a decline of 11.8 percent compared to the same period of 2002. The third quarter 2003 yield of 12.24 cents was up 0.2 percent from the same period in 2002.

     "Industry over-capacity and changes in business travel purchasing patterns reduced fares, diluting yields in an already depressed marketplace," said Baldanza. "While our revenue improvement is moving in the right direction, comparatively speaking, it is well below pre-September 11 levels, which is the base by which capacity and business travel levels should be measured."

     Baldanza added that summer hurricanes caused US Airways to reschedule thousands of flights in the Caribbean, Florida, and parts of the Mid-Atlantic and Northeast regions of the country.
"We estimate that severe summer weather cost the company approximately $20 million in revenue this quarter."

     The mainline cost per available seat mile (CASM), excluding fuel and unusual items, of 9.52 cents for the quarter decreased
1.1 percent versus the same period in 2002. The third quarter of 2002 included certain benefits related to the implementation of the company's restructuring of approximately $59 million while the third quarter of 2003 includes stock-based compensation expenses of $24 million related to stock grants given to US Airways' organized labor groups. Absent these items, year-over-year CASM, excluding fuel and unusual items, declined 6.8 percent. Additionally, as a result of having substantially restructured aircraft obligations, aircraft-related interest expense declined 48 percent, resulting in a year-over-year improvement in unit cost including aircraft ownership of 8.5 percent.

     The cost of aviation fuel per gallon, including taxes, for the third quarter was 86.3 cents (81.1 cents excluding taxes), up
11.8 percent from the same period in 2002. US Airways' fuel position is 55 percent hedged for the fourth quarter of 2003 and 30 percent hedged for 2004.

     US Airways Group ended the quarter with total restricted and unrestricted cash of approximately $1.94 billion, including $1.38 billion in unrestricted cash, cash equivalents and short-term investments.

     "Although our performance for the quarter is disappointing, we are encouraged by the fact that unit revenue is improving while at the same time our unit costs continue to decline," said Neal S. Cohen, US Airways executive vice president of finance and chief financial officer. "We must remain focused on effectively controlling our costs and preserving liquidity."

     Additionally, the NASDAQ Stock Market, Inc. has approved the quotation of US Airways Group's common stock, which will begin trading today. US Airways Group, Inc. stock will trade on the NASDAQ National Market under the symbol UAIR. The common stock previously traded on the OTC Bulletin Board.

Third and Fourth Quarter Highlights:

  - Expansion in the Caribbean and Latin America, with three new destinations. US Airways will begin Mexico City service in late October; San Jose, Costa Rica, in November; and La Romana, Dominican Republic, in December. With the GoCaribbean network, US Airways and US Airways Express now serve 35 destinations in the Caribbean. US Airways also begins seasonal weekend roundtrip service to Vail, Colo., Dec. 20, 2003, through April 4, 2004, and the company has filed an application with the U.S. Department of Transportation to begin nonstop service between Philadelphia and Glasgow, Scotland, beginning May 2004.

  - Launched a long-term strategic alliance and codeshare agreement with Lufthansa Airlines that will begin Oct. 26, including reciprocal frequent flyer benefits. Planning work continues for the formal inclusion in the Star alliance in early 2004. Through Star, customers will experience better service with each of the 16 member airlines through airport check-in and lounge access, reciprocal frequent flyer benefits, and codesharing relationships with certain of the carriers.

  - Increased United Airlines alliance to a combined 3,300 daily flights, to 100 cities, carrying approximately 20,000 passengers each day.

  - Completed a system upgrade of usairways.com, offering customers expanded features, improved reliability and the ability to check in for flights online up to 24 hours before departure.

  - Expanded cell phone usage policy allowing customers to turn on and use cellular phones, two-way pagers and PDAs onboard US
Airways aircraft while taxiing to the gate, once advised by the flight crew.

  - Added more self-service electronic ticketing kiosks. Customers flying US Airways, US Airways Shuttle and US Airways Express now can check in at any of 443 kiosks located at 83 airports on the US Airways network. Today, almost 70 percent of eligible travelers use the US Airways kiosks and Web check in.

  - Completed a transaction with Farallon Capital Management, L.L.C., Oaktree Capital Management, LLC., and Goldman, Sachs & Company, whereby the three private investment groups shared participation in a private placement for approximately 5 million shares of US Airways Group stock in a transaction valued at approximately $35 million.

     A conference call will be held with analysts from the investment community today at 10 a.m., Eastern time. The media and other interested parties are invited to listen via a special
Webcast on US Airways' Web site at usairways.com.

     Participants must log on at least five minutes prior to the call to register. An archive of the conference call also will be available at usairways.com for one year from completion of the call. A telephone replay of the call will be available through 11 a.m., Eastern time, Oct. 24, 2004, by calling 973-341-3080,
PIN 4195497.

     The Webcast must be accessed using Real Player, which can be installed on your computer through the US Airways Web site by following the instructions shown on the Presentations page at http://investor.usairways.com/medialist.cfm. The download is free and should take approximately 10 minutes.

     Media needing additional information should contact US
Airways Corporate Affairs at 703-872-5100. Analysts should contact US Airways Investor Relations at 703-872-6528.

Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to operate pursuant to the terms of its financing facilities; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the ability of the company to fund and execute its business plan; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war; other acts of war or terrorism; market acceptance of the company's new common stock; and other risks and uncertainties listed from time to time in the company's reports to the United States Securities and Exchange Commission. There may be other factors not identified above of which the company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

                              -30-

NUMBER:   4636
                                                     NEWS RELEASE

                     US Airways Group, Inc.
              CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                      Successor Company(1) Predecessor Company(1)
                       Three Months Ended    Three Months Ended
                       September 30, 2003   September 30, 2002(2)
                      -------------------  ---------------------
Operating Revenues
 Passenger transportation     $   1,400             $   1,458
 Cargo and freight                   30                    35
 Other                              341                   259
                               --------              --------
   Total Operating Revenues       1,771                 1,752

Operating Expenses
 Personnel costs (3)                656                   748
 Aviation fuel                      210                   212
 Aircraft rent                      104                   134
 Other rent and landing fees        111                   112
 Selling expenses                   100                    97
 Aircraft maintenance                96                    92
 Depreciation and amortization       53                    71
 Special items                       --                    --
 Government compensation             --                     3
 Other                              478                   464
                               --------              --------
   Total Operating Expenses       1,808                 1,933
                               --------              --------
   Operating Income (Loss)          (37)                 (181)

Other Income (Expense)
 Interest income                      5                     4
 Interest expense, net              (56)                  (78)
 Reorganization items, net           --                  (108)
 Other, net                          (3)                  (10)
                               --------              --------
   Other Income (Expense),Net       (54)                 (192)
                               --------              --------
Income (Loss) Before Income
 Taxes and  Cumulative Effect
 of Accounting Change               (91)                 (373)

 Provision (Credit) for
  Income Taxes                       (1)                  (38)
                               --------              --------
Income (Loss) Before Cumulative
 Effect of Accounting Change        (90)                 (335)

Cumulative Effect of Accounting
 Change                              --                    --
                               --------              --------
Net Income (Loss) (4)         $     (90)            $    (335)
                               ========              ========

Earnings (Loss) per Common Share (5)
Basic
 Before Cumulative Effect of
    Accounting Change         $   (1.69)            $   (4.92)
 Cumulative Effect of
    Accounting Change                --                    --
                               --------              --------
 Net Earnings (Loss) per
    Common Share              $   (1.69)            $   (4.92)
                               ========              ========

Diluted
 Before Cumulative Effect
    of Accounting Change      $   (1.69)            $   (4.92)
 Cumulative Effect of
    Accounting Change                --                    --
                               --------              --------
 Net Earnings (Loss) per
    Common Share              $   (1.69)            $   (4.92)
                               ========              ========

Shares Used for Computation (000)
 Basic                           52,878                68,121
 Diluted                         52,878                68,121


                            Successor   Predecessor   Predecessor
                            Company(1)   Company(1)    Company(1)
                            Six Months  Three Months  Nine Months
                              Ended        Ended         Ended
                             Sept. 30,    March 31,    Sept. 30,
                               2003         2003        2002(2)
                            ----------  ------------  -----------
Operating Revenues
 Passenger transportation     $ 2,825      $ 1,233      $ 4,492
 Cargo and freight                 64           35          104
 Other                            659          266          767
                               ------       ------       ------
   Total Operating Revenues     3,548        1,534        5,363

Operating Expenses
 Personnel costs (3)            1,378          622        2,514
 Aviation fuel                    413          213          582
 Aircraft rent                    215          109          404
 Other rent and landing fees      213          106          325
 Selling expenses                 205           91          350
 Aircraft maintenance             214           88          294
 Depreciation and amortization    111           67          224
 Special items                     34           --           (3)
 Government compensation         (214)          --            3
 Other                            949          445        1,383

                               ------       ------       ------
   Total Operating Expenses     3,518        1,741        6,076
                               ------       ------       ------
   Operating Income (Loss)         30         (207)        (713)

Other Income (Expense)
 Interest income                   10            1           17
 Interest expense, net           (112)         (73)        (240)
 Reorganization items, net         --        1,917         (120)
 Other, net                         8           (3)         (11)
                               ------       ------       ------
   Other Income (Expense), Net    (94)       1,842         (354)
                               ------       ------       ------
Income (Loss) Before Income
 Taxes and Cumulative Effect
 Of Accounting Change             (64)       1,635       (1,067)

   Provision (Credit) for
    Income Taxes                   12           --         (198)
                               ------       ------       ------
Income (Loss) Before Cumulative
 Effect of Accounting Change      (76)       1,635         (869)

Cumulative Effect of
 Accounting Change                 --           --           17
                               ------       ------       ------
Net Income (Loss)(4)          $   (76)     $ 1,635      $  (852)
                               ======       ======       ======

Earnings (Loss) per Common Share (5)
Basic
 Before Cumulative Effect
    of Accounting Change      $ (1.43)     $ 24.02      $(12.78)
 Cumulative Effect of
    Accounting Change              --           --         0.25
                               ------       ------       ------
 Net Earnings (Loss) per
    Common Share              $ (1.43)     $ 24.02      $(12.53)
                               ======       ======       ======

Diluted
 Before Cumulative Effect
    of Accounting Change      $ (1.43)     $ 24.02      $(12.78)
 Cumulative Effect of
    Accounting Change              --           --         0.25
                               ------       ------       ------
 Net Earnings (Loss) per
    Common Share              $ (1.43)     $ 24.02      $(12.53)
                               ======       ======       ======

Shares Used for Computation (000)
 Basic                         53,262       68,076       68,024
 Diluted                       53,262       68,076       68,024


(1)  Successor Company refers to US Airways Group, Inc.
     (US Airways Group or the Company) on and after March 31, 2003, after giving effect to the cancellation of existing common stock and the issuance of new securities in accordance with its plan of reorganization, and application of fresh-start reporting. Predecessor Company refers to US Airways Group prior to March 31, 2003. As a result of the application of fresh-start reporting, the Successor Company's financial statements are not comparable with the Predecessor Company's financial statements.

(2) Certain prior year amounts have been reclassified to conform with 2003 presentation.

(3) The three months and six months ended September 30, 2003 include $24 million and $116 million, respectively, in non-cash stock-based compensation expenses resulting from the issuance of common stock to employees covered by collective bargaining agreements, following the Company's emergence from Chapter 11.

(4) Pursuant to SEC Regulation G, the table below shows a reconciliation of Loss Before Income Taxes, Excluding Unusual Items, a non-GAAP financial measure, to Net Income (Loss) reported on a GAAP basis. This non-GAAP financial measure provides management the ability to measure and monitor US Airways Group's financial performance excluding unusual items which is more indicative of the Company's ongoing operating performance and is more comparable to financial measures reported by other major network airlines.

                                   (dollars in millions)

                           Successor Company  Predecessor Company
                           Three Months Ended  Three Months Ended
                             Sept. 30, 2003      Sept. 30, 2002
                           ------------------ -------------------

Loss Before Income Taxes,
 Excluding Unusual Items          $   (91)           $   (262)

Unusual Items
  Aircraft order cancellation
   penalty (a)                         --                  --
  Government compensation(b)           --                  (3)
  Reorganization items,
   net (c)                             --                (108)
  Cumulative effect of
   accounting change (d)               --                  --
  Other                                --                  --
                                   ------              ------
    Total Unusual Items                --                (111)
Provision (Credit) for
 Income Taxes                          (1)                (38)
                                   ------              ------
Net Income (Loss)                 $   (90)            $  (335)
                                   ======              ======

                                  (dollars in millions)

                             Successor  Predecessor   Predecessor
                              Company     Company       Company
                            Six Months  Three Months  Nine Months
                               Ended       Ended        Ended
                             Sept. 30,    March 31,    Sept. 30,
                               2003         2003          2002
                            ----------  ------------  -----------
Loss Before Income Taxes,
 Excluding Unusual Items    $  (244)     $  (282)      $  (947)

Unusual Items
  Aircraft order cancellation
   penalty (a)                  (35)          --            --

  Government compensation (b)   214           --            (3)
  Reorganization items,
   net (c)                       --        1,917          (120)
  Cumulative effect of
   accounting change (d)         --           --            17
  Other                           1           --             3
                             ------       ------        ------
    Total Unusual Items         180        1,917          (103)
Provision (Credit) for
  Income Taxes                   12           --          (198)
                             ------       ------        ------
Net Income (Loss)           $   (76)     $ 1,635       $  (852)
                             ======       ======        ======


(a) During the second quarter of 2003, US Airways, Inc. recorded a $35 million charge in connection with its intention to not take delivery of certain aircraft scheduled for future delivery.
(b) During the second quarter of 2003, US Airways Group received proceeds of $214 million (US Airways, Inc. received $212 million), net of amounts due to affiliates, from the Transportation Security Administration under the 2003 Emergency Wartime Supplemental Appropriations Act as reimbursement for certain security fees. During the third quarter of 2002, US Airways Group recognized a $3 million adjustment to proceeds receieved in conjunction with the Air Transportation Safety and System Stabilization Act.
(c) During the first quarter of 2003, US Airways Group recognized $1.92 billion in Other Income (Expense) incurred as a direct result of its Chapter 11 filing. This income includes, among other things, a $3.94 billion gain on discharge of liabilities, a $967 million gain on restructured aircraft financings and a $387 million net gain on the termination of certain pension plans partially offset by $1.11 billion of adjustments related to the revaluation of assets and liabilities in connection with fresh start accounting, $2.17 billion in damage and deficiency claims and $51 million in professional fees. During the third quarter of 2002, US Airways Group recognized $108 million in Other Income (Expense) incurred as a direct result of its Chapter 11 filing. This expense includes, among other things, a $66 million loss on aircraft abandonment and $27 million in professional fees. For the nine months ended September 30, 2002, US Airways Group recognized $120 million in Other Income (Expense) incurred as a result of its Chapter 11 filing. This expense includes, among other things, a $66 million loss on aircraft abandonment and $39 million in professional fees.
(d) During the first quarter of 2002, US Airways Group recognized a $17 million credit as a result of PSA Airlines, Inc., a wholly-owned subsidiary of US Airways Group, changing its method of accounting for engine maintenance from accruing on the basis of hours flown to expensing as incurred.


(5) Earnings (Loss) per Common Share amounts may not recalculate due to rounding.


                        US Airways, Inc.             NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS
                         (unaudited)
                    (dollars in millions)

                          Successor Company   Predecessor Company
                                  (1)                  (1)
                           Three Months Ended  Three Months Ended
                             September 30,       September 30,
                                  2003                2002 (2)
                          ------------------  -------------------
Operating Revenues
 Passenger transportation        $   1,264            $   1,310
 US Airways Express
  transportation revenues              331                  269
 Cargo and freight                      30                   34
 Other                                 124                  122
                                 ----------           ----------
   Total Operating Revenues          1,749                1,735

Operating Expenses
 Personnel costs (3)                   587                  681
 Aviation fuel                         195                  197
 Aircraft rent                          96                  120
 Other rent and
  landing fees                         103                  104
 Selling expenses                       90                   88
 Aircraft maintenance                   74                   65
 Depreciation
  and amortization                      50                   66
 Special items                          --                   --
 Government compensation                --                    3
 US Airways Express
  capacity purchases                   311                  278
 Other                                 280                  315
                                 ----------           ----------
   Total Operating Expenses          1,786                1,917
                                 ----------           ----------
   Operating Income (Loss)             (37)                (182)

Other Income (Expense)
 Interest income                         5                    7
 Interest expense, net                 (54)                 (79)
 Reorganization items, net              --                 (108)
 Other, net                             (3)                 (11)
                                 ----------           ----------
   Other Income
    (Expense),Net                      (52)                (191)
                                 ----------           ----------
Income (Loss) Before
 Income Taxes                          (89)                (373)

 Provision (Credit) for
  Income Taxes                          (1)                 (15)
                                 ----------           ----------
Net Income (Loss)                $     (88)           $    (358)
                                 ==========           ==========

                               Successor  Predecessor Predecessor
                                 Company     Company     Company
                                   (1)         (1)         (1)
                                   Six        Three       Nine
                                  Months      Months     Months
                                  Ended       Ended      Ended
                                Sept. 30,    March 31,  Sept. 30,
                                  2003         2003       2002(2)
                              ----------- ----------- -----------
Operating Revenues
 Passenger transportation       $  2,549    $  1,117    $  4,055
 US Airways Express
  transportation revenues            644         242         790
 Cargo and freight                    63          35         103
 Other                               252         118         372
                                ---------   ---------   ---------
   Total Operating Revenues        3,508       1,512       5,320

Operating Expenses
 Personnel costs (3)               1,250         562       2,317
 Aviation fuel                       383         197         539
 Aircraft rent                       198         101         361
 Other rent and landing fees         199          99         301
 Selling expenses                    186          83         319
 Aircraft maintenance                171          70         212
 Depreciation and amortization       102          63         209
 Special items                        34          --          (3)
 Government compensation            (212)         --           3
 US Airways Express
  capacity  purchases                589         251         813
 Other                               576         288         964
                                ---------   ---------   ---------
   Total Operating Expenses        3,476       1,714       6,035
                                ---------   ---------   ---------
   Operating Income (Loss)            32        (202)       (715)

Other Income (Expense)
 Interest income                      10           2          25
 Interest expense, net              (108)        (73)       (243)
 Reorganization items, net            --       1,888        (120)
 Other, net                            7          (2)        (13)
                                ---------   ---------   ---------
   Other Income (Expense), Net       (91)      1,815        (351)
                                ---------   ---------   ---------
Income (Loss) Before
 Income Taxes                        (59)      1,613      (1,066)

 Provision (Credit) for
  Income Taxes                        12          --        (185)
                                ---------   ---------   ---------
Net Income (Loss)               $    (71)   $  1,613    $   (881)
                                =========   =========   =========

    (1) Successor Company refers to US Airways, Inc. on and after March 31, 2003, after giving effect to fresh-start reporting. Predecessor Company refers to US Airways, Inc. prior to March 31, 2003. As a result of the application of fresh-start reporting, the Successor Company's financial statements are not comparable with the Predecessor Company's financial statements.

    (2) Certain prior year amounts have been reclassified to conform with 2003 presentation.

    (3) The three months and six months ended September 30, 2003 include $24 million and $116 million, respectively, in non-cash stock-based compensation expenses resulting from the issuance of US Airways Group, Inc. common stock to employees covered by collective bargaining agreements following the emergence from Chapter 11.

                        US Airways, Inc.             NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
 SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)
                           (unaudited)

                                 Three Months Ended September 30,
                                 -------------------------------
                                                           %
                                    2003       2002      Change
                                  --------   --------   --------
Revenue passengers (thousands)*    10,584     11,994    (11.8)
Revenue passenger miles
 (millions)*                       10,322     10,732     (3.8)
Available seat miles(millions)*    13,431     14,956    (10.2)
Passenger load factor*               76.9%      71.8%    5.1 pts.
Yield*                              12.24c     12.21c     0.2
Passenger revenue per available
 seat mile*                          9.41c      8.76c     7.4
Revenue per available seat mile
 excluding US Airways Express
 transportation revenues
 ("mainline RASM")(Note 3)          10.56c      9.80c     7.8
Cost per available seat mile
 excluding US Airways Express
 capacity purchases("mainline
 CASM")(Note 3)                     10.98c     10.96c     0.2
Cost per available seat mile
 excluding US Airways Express
 capacity purchases and unusual
 items (Note 3)                     10.98c     10.95c     0.3
Cost per available seat mile
 excluding US Airways Express
 capacity purchases,unusual
 items and aviation fuel(Note 3)     9.52c      9.63c    (1.1)
Average stage length (miles)*         795        709     12.1
Cost of aviation fuel per gallon    86.30c     77.18c    11.8
Cost of aviation fuel per gallon
 (excluding fuel taxes)             81.07c     71.90c    12.8
Gallons of aviation fuel consumed
 (millions)                           226        255    (11.4)
Scheduled mileage completion
 factor*                             98.9%      99.3%   (0.4)pts.
Number of aircraft in operating
 fleet at period-end                  279        294     (5.1)
Full-time equivalent employees at
 period-end                        26,300     33,302    (21.0)

                                Nine Months Ended September 30,
                                -------------------------------
                                    2003                  %
                                  (Note 2)     2002     Change
                                  --------   --------  --------
Revenue passengers (thousands)*    30,866     36,801    (16.1)
Revenue passenger miles
 (millions)*                       28,366     31,279     (9.3)
Available seat miles(millions)*    38,602     43,540    (11.3)
Passenger load factor*               73.5%      71.8%    1.7 pts.
Yield*                              12.92c     12.96c    (0.3)
Passenger revenue per available
 seat mile*                          9.50c      9.31c     2.0
Revenue per available seat mile
 excluding US Airways Express
 transportation revenues
("mainline RASM")(Note 3)           10.69c     10.40c     2.8
Cost per available seat mile
 excluding US Airways Express
 capacity purchases("mainline
 CASM")(Note 3)                     11.25c     11.99c    (6.2)
Cost per available seat mile
 excluding US Airways Express
 capacity purchases and unusual
 items (Note 3)                     11.71c     11.99c    (2.3)
Cost per available seat mile
 excluding US Airways Express
 capacity purchases,unusual
 items and aviation fuel(Note 3)    10.21c     10.76c    (5.1)
Average stage length (miles)*         760        681     11.6
Cost of aviation fuel per gallon    88.47c     71.64c    23.5
Cost of aviation fuel per gallon
 (excluding fuel taxes)             83.17c     66.10c    25.8
Gallons of aviation fuel consumed
 (millions)                           656        752    (12.8)
Scheduled mileage
 completion factor*                  99.0%      99.4%   (0.4)pts.
Number of aircraft in operating
 fleet at period-end                  279        294     (5.1)
Full-time equivalent employees at
 period-end                        26,300     33,302    (21.0)


* Denotes scheduled service only (excludes charter service).
c cents


Note 1. All statistics include US Airways' "mainline" operations only.

Note 2. Statistics for the nine months ended September 30, 2003 include amounts from both the Successor Company and the Predecessor Company.

Note 3. Pursuant to SEC Regulation G, US Airways, Inc.(the Company) is providing disclosure of the reconciliation of reported non-GAAP and segment financial measures to their comparable financial measures reported on a GAAP basis. The non-GAAP and segment financial measures provide management the ability to measure and monitor US Airways, Inc.'s financial performance at the mainline level both with and without unusual items and the cost of aviation fuel as both the cost and availability of aviation fuel are subject to many economic and political factors beyond the Company's control, unusual items are not indicative of the Company's ongoing operating performance and mainline measures are more comparable to financial measures reported to the Department of Transportation by other major network airlines.


                                   (in millions, except per seat
                                           mile amounts)
                                  Three Months Ended September 30,
                                  --------------------------------
                                        2003            2002
                                      --------        --------
Revenue per available seat mile
 reconciliation: (1)
 GAAP operating revenues              $ 1,749         $ 1,735
 US Airways Express
  transportation revenues                (331)           (269)
                                      --------        --------
 Operating revenues excluding
  US Airways Express
  transportation revenues             $ 1,418         $ 1,466
 Total available seat miles -
  mainline (2)                         13,433          14,960
 Revenue per available seat mile
  excluding US Airways Express
  transportation revenues               10.56c           9.80c


Cost per available seat mile
 reconciliations: (1)
 GAAP Operating expenses              $ 1,786         $ 1,917
 US Airways Express capacity
  purchases                              (311)           (278)
                                      --------        --------
 Operating expenses excluding
  US Airways Express capacity
  purchases                           $ 1,475         $ 1,639
 Total available seat miles -
  mainline (2)                         13,433          14,960
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases                    10.98c          10.96c

 GAAP operating expenses
  excluding US Airways Express
  capacity purchases                  $ 1,475         $ 1,639
 Unusual operating items                   --              (3)
                                      --------        --------
 Operating expenses excluding
  US Airways Express capacity
  purchases and unusual items         $ 1,475         $ 1,636
 Total available seat miles
  - mainline (2)                       13,433          14,960
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases and
  unusual items                         10.98c          10.95c

 GAAP Operating expenses excluding
  US Airways Express capacity
  purchases and unusual items         $ 1,475         $ 1,636
 Aviation fuel - mainline                (195)           (197)
                                      --------        --------
 Operating expenses excluding
  US Airways Express capacity
  purchases, unusual items and
  aviation fuel                       $ 1,280         $ 1,439
 Total available seat miles -
  mainline (2)                         13,433          14,960
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases, unusual items
  and aviation fuel                      9.52c           9.63c

                                   (in millions, except per seat
                                           mile amounts)
                                   Nine Months Ended September 30,
                                  --------------------------------
                                        2003            2002
                                      --------        --------
Revenue per available seat mile
 reconciliation: (1)
 GAAP operating revenues              $ 5,021         $ 5,320
 US Airways Express
  transportation revenues                (887)           (790)
                                      --------        --------
 Operating revenues excluding
  US Airways Express
  transportation revenues             $ 4,134         $ 4,530
 Total available seat miles -
  mainline (2)                         38,686          43,548
 Revenue per available seat mile
  excluding US Airways Express
  transportation revenues               10.69c          10.40c


Cost per available seat mile
 reconciliations: (1)
 GAAP Operating expenses              $ 5,191         $ 6,035
 US Airways Express capacity
  purchases                              (840)           (813)
                                      --------        --------
 Operating expenses excluding
  US Airways Express capacity
  purchases                           $ 4,351         $ 5,222
 Total available seat miles -
  mainline (2)                         38,686          43,548
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases                    11.25c         11.99c

 GAAP Operating expenses
  excluding US Airways Express
  capacity purchases                  $ 4,351         $ 5,222
 Unusual operating items                  178               1
                                     --------         --------
 Operating expenses excluding
  US Airways Express capacity
  purchases and unusual items         $ 4,529         $ 5,223
 Total available seat miles -
  mainline (2)                         38,686          43,548
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases and
  unusual items                         11.71c          11.99c

 GAAP Operating expenses excluding
  US Airways Express capacity
  purchases and unusual items         $ 4,529         $ 5,223
 Aviation fuel - mainline                (580)           (539)
                                      --------        --------
 Operating expenses excluding
  US Airways Express capacity
  purchases, unusual items and
  aviation fuel                       $ 3,949         $ 4,684
 Total available seat miles -
  mainline (2)                         38,686          43,548
 Cost per available seat mile
  excluding US Airways Express
  capacity purchases, unusual items
  and aviation fuel                     10.21c          10.76c


(1) Amounts may not recalculate due to rounding.
(2) Includes charter service.